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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2001

Toyota Auto Lease Trust 1998-C

(Exact name of registrant as specified in its charter)
California	333-65067	33-0755530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Toyota Motor Credit Corporation 19001 South Western Avenue Torrance, California	90509
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 468-1310

Exhibit Index is on Page 2

Item 5.  Other Events

    On December 26, 2001, interest and principal collected during the preceding calendar month as provided for in the 1998-C Securitization Trust Agreement dated as of December 1, 1998 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1998-C SUBI Servicing Supplement to the Amended and Restated Trust and Servicing Agreement, dated December 1, 1998, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1998-C (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of November 2001 is filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

Exhibit Number	Description
20	Servicer's Certificate for the month of November 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO LEASE TRUST 1998-C
BY: TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER
Date: December 27, 2001	By:	/s/ GEORGE E. BORST George E. Borst President and Chief Executive Officer

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate — Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001

Pool Data — Original Deal Parameters
Aggregate Net Investment Value (ANIV)			749,988,732.51
Discounted Principal Balance			749,988,732.51
Servicer Advance			1,324,812.20
Servicer Payahead			1,260,008.73
Number of Contracts			34,185
Weighted Average Lease Rate			6.81%
Weighted Average Remaining Term			33.8
Servicing Fee Percentage			1.00%
Pool Data — Current Month
Aggregate Net Investment Value			86,241,255.48
Discounted Principal Balance			79,373,064.88
Servicer Advances			513,441.90
Servicer Pay Ahead Balance			1,893,188.00
Maturity Advances Outstanding			—
Number of Current Contracts			5,058
Weighted Average Lease Rate			7.30%
Weighted Average Remaining Term			4.6
Reserve Fund:
Initial Deposit Amount			28,124,577.47
Specified Reserve Fund Percentage			9.44%
Prior Month Specified Reserve Fund Amount			48,749,267.61
Current Specified Reserve Fund Amount			48,749,267.61
	Class A Amount	Class B Amount	Total Amount
Beginning Balance	37,635,753.14	1,095,750.00	38,731,503.14
Withdrawal Amount	(2,936,333.26)	—	(2,936,333.26)
Cash Capital Contribution
Transferor Excess	166,594.04		166,594.04

Reserve Fund Balance Prior to Release	34,866,013.92	1,095,750.00	35,961,763.92
Specified Reserve Fund Balance	47,653,517.61	1,095,750.00	48,749,267.61

Release to Transferor	—	—	—
Ending Reserve Fund Balance	34,866,013.92	1,095,750.00	35,961,763.92
Prior Cumulative Withdrawal Amount	36,557,643.24	—	36,557,643.24
Cumulative Withdrawal Amount	39,493,976.50	—	39,493,976.50
Liquidation of Charge-offs and Repossessions:		Vehicles
Liquidated Contracts		19
Discounted Principal Balance			260,868.57
Net Liquidation Proceeds			(184,920.49)
Recoveries — Previously Liquidated Contracts			(111,693.88)

Aggregate Credit Losses for the Collection Period			(35,745.80)

Cumulative Credit Losses for all Periods			7,740,603.64

Repossessed in Current Period		5
Ratio of Net Credit Losses to the Average Pool Balance for Each Collection Period:			Annualized Average Charge-Off Rate
Second Preceding Collection Period			4.14%
First Preceding Collection Period			0.83%
Current Collection Period			0.00%
Condition (i) (Charge-off Rate)
Three Month Average			1.66%
Charge-off Rate Indicator (> 1.25%)		condition met

Delinquent Contracts:	Percent	Accounts	Percent	ANIV
31-60 Days Delinquent	5.97%	302	5.65%	4,869,035.85
61-90 Days Delinquent	1.70%	86	1.64%	1,411,650.34
Over 90 Days Delinquent	0.26%	13	0.28%	240,875.84

Total Delinquencies		401		6,521,562.03

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
Second Preceding Collection Period				3.55%
First Preceding Collection Period				5.03%
Current Collection Period				1.96%
Condition (ii) (Delinquency Percentage)
Three Month Average				3.51%
Delinquency Percentage Indicator (> 1.25%)			condition met
Residual Value (Gain) Loss:				Vehicles
Matured Lease Vehicle Inventory Sold				778	13,358,868.38
Net Liquidation Proceeds					(10,695,238.26)

Net Residual Value (Gain) Loss					2,663,630.12

Cumulative Residual Value (Gain) Loss all periods					34,928,086.97

Matured Vehicles Sold for each Collection Period:	Number Sold	Scheduled Maturities	Sale Ratio	Average Net Liquidation Proceeds	Average Residual Value
Second Preceding Collection Period	3,069	3,837	79.98%	13,832.11	15,739.42
First Preceding Collection Period	2,120	3	100.00%	12,933.90	15,378.95
Current Collection Period	778	6	100.00%	13,747.09	17,408.78
Three Month Average				13,501.90	15,829.01
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value					85.30%
Condition (iii) (Residual Value Test)	Current Period Amount/Ratio	Test Met?
a) Number of Vehicles Sold > 25% of Scheduled Maturities	100.00%	YES
b) Number of Scheduled Maturities > 500	6	NO
c) 3 Month Average Matured Leased Vehicle Proceeds <75% of Avg. Residual Values	85.30%	NO
Residual Value Indicator (condition met if tests a, b and c = YES)	condition not met

Specified Reserve Fund Balance Calculation

The Specified Reserve Fund Balance (SRFB) is $70,761,436.91, however, the SRFB must not be more than the lesser of (1) or (2)

  (1)
  Adjusted Notional Balance of Classes due to the Investor Certificates

  (2)
  The greater of a) or b)

  a)
  20% of aggregate residual value not matured and sold as of the last day of the collection period.

  b)
  $41,249,380.29, or $48,749,267.61 if the three month average Charge-off Rate Test, or the three month average Delinquency Percentage Test, or the Residual Value Test is met.

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate — Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001

		Certificate Balance		Class A1	Class A2	Class A3	Class B	Transferor Interest
	Total	Percent	Balance	Balance	Balance	Balance	Balance	Interest	Principal
Interest:		98.00%						2.00%
Interest Collections	271,396.87
Net Investment Income	2,020,141.47
Non-recoverable Advances	(98,805.07)

Available Interest	2,192,733.27		2,186,312.90	—	1,699,798.22	291,508.39	195,006.30	6,420.37
Class A1, A2, A3 Notional Interest Accrual Amount	(2,310,099.04)		(2,310,099.04)	—	(1,978,677.04)	(331,422.00)
Unreimbursed A1, A2, A3 Interest Shortfall	—		—	—	—	—
Interest Accrual for Adjusted Class B Certificate Bal.	(282,419.42)		(282,419.42)				(282,419.42)
Class B Interest Carryover Shortfall	—		—				—
Servicer's Fee	(85,485.54)		(82,305.50)					(3,180.04)
Capped Expenses	(27,239.69)		(26,226.38)					(1,013.31)
Interest Accrual on Class B. Cert. Prin. Loss Amt.	—		—					—
Uncapped Expenses	—		—					—

Total Unallocated Interest	(512,510.42)		(514,737.44)					2,227.02
Excess Interest to Transferor	—		—					—

Net Interest Collections Available	—		(514,737.44)					2,227.02
Losses Allocable to Investors' Certificates:	(2,530,127.70)							(2,530,127.70)
Accelerated Principal Distribution:	—							—

Deposit to Reserve Fund:	166,594.04							(2,527,900.68)

Withdrawal from Reserve Fund:	2,936,333.26
Reimbursement/Deposit from Transferor Prin:	272,898.90
Net withdrawal from the Reserve Fund:	2,769,739.22
Principal:
Current Loss Amount	(2,627,884.32)		(2,530,127.70)	—	—	(2,530,127.70)	—		(97,756.62)
Loss Reimbursement from Transferor	108,531.88		108,531.88	—	—	108,531.88	—	(108,531.88)
Loss Reimbursement from Reserve Fund	2,421,595.82		2,421,595.82	—	—	2,421,595.82	—

Total	(97,756.62)	—	—	—	—	—			(97,756.62)
Class A Certificate Principal Loss Amounts
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class A Interest Subordinated
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class B Certificate Principal Loss Amounts
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class B Interest Subordinated:
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Principal Distributions/Allocations:
Distribution — Current Period	424,500,000.00		424,500,000.00	—	424,500,000.00	—	—		—
Allocations — Current Period	15,970,741.22		15,970,741.22	—	—	15,970,741.22	—
Allocations — Accelerated Principal Distribution	—		—	—	—	—	—
Allocations — Not Disbursed Beginning of Period	447,233,396.16		447,233,396.16	—	424,500,000.00	22,733,396.16	—
Allocations — Not Disbursed End of Period	38,704,137.38		38,704,137.38	—	—	38,704,137.38	—
Interest Distributions/Allocations:
Distribution — Current Period	7,649,898.80		7,649,898.80	—	5,808,374.54	994,266.00	847,258.26	—
Allocations — Current Period	2,592,518.46		2,592,518.46	—	1,978,677.04	331,422.00	282,419.42
Allocations — Not Disbursed Beginning of Period	5,057,380.34		5,057,380.34	—	3,829,697.50	662,844.00	564,838.84
Allocations — Not Disbursed End of Period	—		—	—	—	—	—
			—
Due To Trust — Current Period:
Total Deposit to/ (Withdrawal from) Reserve Fund	(2,769,739.22)
Due To Trust	448,120,640.02		448,120,640.02	—	430,308,374.54	16,965,007.22	847,258.26	—	—

Total Due To Trust	445,350,900.80		448,120,640.02	—	430,308,374.54	16,965,007.22	847,258.26	—	—

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate — Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001

		Certificate Balance		Class A1		Class A2		Class A3		Class B		Transferor Interest
	Total	Percent	Balance	Percent	Balance	Percent	Balance	Percent	Balance	Percent	Balance	Balance
Original Deal Parameter
Aggregate Net Investment Value (ANIV)	749,988,732.51
Discounted Principal Balance	749,988,732.51
Initial Notional/Certificate Balance	—	100.00%	735,000,000.00	25.71%	189,000,000.00	57.76%	424,500,000.00	9.90%	72,800,000.00	6.63%	48,700,000.00	14,988,732.51
Percent of ANIV			98.00%		25.20%		56.60%		9.71%		6.49%	2.00%
Certificate Factor			1.0000000		1.0000000		1.0000000		1.0000000		1.0000000
Notional/Certificate Rate					5.2650%		5.4130%		5.4630%		6.9590%
Target Maturity Date					December 25, 2000		December 25, 2001		March 25, 2002		December 25, 2003
Servicer Advance	1,324,812.20
Servicer Payahead	1,260,008.73
Number of Contracts	34,185
Weighted Average Lease Rate	6.81%
Weighted Average Remaining Term	33.8
Servicing Fee Percentage	1.00%
Pool Data Prior Month
Aggregate Net Investment Value	102,582,652.22
Maturity Advances Outstanding	—
ANIV Net of Maturity Advance **	102,582,652.22
Discounted Principal Balance	86,664,618.66
Notional/Certificate Balance			546,000,000.00		—		424,500,000.00		72,800,000.00		48,700,000.00	3,816,048.38
Adjusted Notional/Certificate Balance			98,766,603.84		—		—		50,066,603.84		48,700,000.00	3,816,048.38
Percent of ANIV			96.28%		0.00%		0.00%		48.81%		47.47%	3.72%
Certificate Factor			1.0000000		—		1.0000000		1.0000000		1.0000000
Servicer Advances	559,118.89
Servicer Pay Ahead Balance	2,356,175.87
Number of Current Contracts	5,947
Weighted Average Lease Rate	7.25%
Weighted Average Remaining Term	4.7
Pool Data Current Month
Aggregate Net Investment Value	86,241,255.48
Maturity Advances Outstanding	—
ANIV Net of Maturity Advance **	86,241,255.48
Discounted Principal Balance	79,373,064.88
Notional/Certificate Balance			121,500,000.00		0.00		0.00		72,800,000.00		48,700,000.00	3,445,392.86
Adjusted Notional/Certificate Balance			82,795,862.62		0.00		0.00		34,095,862.62		48,700,000.00	3,445,392.86
Percent of ANIV			96.00%		0.00%		0.00%		39.54%		56.47%	4.00%
Certificate Factor			1.0000000		—		—		1.0000000		1.0000000
Servicer Advances	513,441.90
Servicer Pay Ahead Balance	1,893,188.00
Number of Current Contracts	5,058
Weighted Average Lease Rate	7.30%
Weighted Average Remaining Term	4.6
Prior Certificate Interest Payment Date	September 25, 2001
Next Certificate Interest Payment Date	December 26, 2001

** Strictly for purposes of calculating Transferors Interest.

	Vehicles
Current Month Collection Activity
Principal Collections		1,169,576.50
Prepayments in Full	89	1,497,360.93
Reallocation Payment	3	54,722.36
Interest Collections		271,396.87
Net Liquidation Proceeds and Recoveries		296,614.37
Net Liquidation Proceeds — Vehicle Sales		10,695,238.26
Non-Recoverable Advances		(98,805.07)

Total Available		13,886,104.22
	Amount	Annual Amount
Capped and Uncapped Expenses:
Total Capped Expenses Paid	27,239.69	299,636.59
Total Uncapped Expenses Paid	—	—
Capped and Uncapped Expenses Due	—	—
Servicer's Fee Due:
Servicer's Fee Shortfall Carryforward	—
Servicer's Fee Due Current Period	85,485.54
Servicer's Fee Paid	85,485.54
Servicer's Fee Balance Due	—
Supplemental Servicer's Fees	13,561.67
	Vehicles	Amount
Revolving Period:
Beginning Unreinvested Principal Collections		—
Principal Collections & Liquidated Contracts		—
Allocation to Subsequent Contracts	0	—

Ending Unreinvested Principal Collections		—

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate — Toyota Auto Lease Trust 1998-C
Distribution Date of December 26, 2001 for the Collection Period of November 1 through November 30, 2001

	Class A1 Balance	Class A2 Balance	Class A3 Balance	Class B Balance	Total Class Balance
Interest Rate
Three Month LIBOR +		0.27%	0.32%	2.00%
Principal Payments
Principal Payment due to Investors Ending Certificate Balance		424,500,000.00	72,800,000.00	48,700,000.00	546,000,000.00
Interest Payments
Class Interest Rate for Current Interest Period		2.88500%	2.93500%	4.61500%
Interest Calculation for Current Interest Period	—	3,129,744.17	546,040.44	574,362.39	4,250,147.00
At Certificate Payment Date:
Paid to Swap Counterparty	—	5,808,374.54	994,266.00	847,258.26	7,649,898.80
Due to Swap Counterparty	—	5,808,374.54	994,266.00	847,258.26	7,649,898.80
Proration %	0.00%
Interest Due to Investors	—	3,129,744.17	546,040.44	574,362.39	4,250,147.00
Interest Payment to Investors	—	3,129,744.17	546,040.44	574,362.39	4,250,147.00
Net Settlement due to / (receive by) Swap Counterparty		(2,678,630.37)	(448,225.56)	(272,895.87)	(3,399,751.80)
Total Payment to Investors (Principal and Interest)	—	3,129,744.17	546,040.44	574,362.39	4,250,147.00
Swap Shortfall
Prior Swap Interest Shortfall Carryover	—	—	—	—	—
Swap Interest Shortfall Inc/(Dec) This Period	—	—	—	—	—
Swap Swap Interest Shortfall Carryover	—	—	—	—	—
Interest Reset
Interest Rate		TBD	TBD	TBD
Number of Days		TBD	TBD	TBD
Interest for Succeeding Certificate Payment Date	—

I hereby certify to the best of my knowledge that the servicing report provided is true and correct.

/s/ ANGELA BROWN Angela Brown, ABS Accounting Manager

QuickLinks

  Item 5. Other Events
  Item 7(c). Exhibits
SIGNATURES
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate — Toyota Auto Lease Trust 1998-C Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate — Toyota Auto Lease Trust 1998-C Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate — Toyota Auto Lease Trust 1998-C Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate — Toyota Auto Lease Trust 1998-C Distribution Date of December 26, 2001 for the Collection Period of November 1 through November 30, 2001